                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                             Hathaway Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                                       HATHAWAY CORPORATION
                                                       8228 Park Meadows Drive
                                                       Littleton, Colorado 80124
                                                       U.S.A.
                                                       Telephone: 303-799-8200
                                                       Facsimile: 303-799-8880

[LOGO]


                                                              September 21, 2001

Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of Hathaway Corporation to be held on Thursday, October 25, 2001, commencing at 2:00 p.m. (Mountain Time) at the Lone Tree Country Club, 9808 Sunningdale Blvd., Littleton, Colorado. The Board of Directors and management look forward to personally greeting those shareholders able to attend the meeting.

     At the Annual Meeting you will be asked to consider and vote on the election of five directors to serve until the next annual meeting.

     Your Board of Directors unanimously recommends a vote FOR the election of directors nominated by the Board. Regardless of the number of shares you own and whether or not you plan to attend, it is important that your shares are represented and voted at the Annual Meeting. Accordingly, you are requested to sign, date and mail the enclosed proxy at your earliest convenience.

     On behalf of the Board of Directors, thank you for your cooperation and support.


                                        Sincerely,



                                        Richard D. Smith
                                        President and Chief Executive Officer

                              HATHAWAY CORPORATION
                             8228 PARK MEADOWS DRIVE
                            LITTLETON, COLORADO 80124


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           To Be Held October 25, 2001


To the shareholders of
Hathaway Corporation:

      You are hereby notified that the annual meeting of shareholders (the "Annual Meeting") of Hathaway Corporation, a Colorado corporation (the "Company"), will be held on October 25, 2001 at 2:00 p.m. (Mountain Time) at the Lone Tree Country Club, 9808 Sunningdale Blvd., Littleton, Colorado, for the following purposes:

      1. to elect five persons to the Company's Board of Directors to serve until the next annual meeting of shareholders or until their successors are duly elected and have qualified;

      2.          to  consider  and  act  upon  such  other  business  as  may
                  properly be presented for action at the Annual  Meeting   or
                  any adjournment thereof.

      The Board of Directors has fixed the close of business on September 6, 2001 as the record date (the "Record Date") for the Annual Meeting. Only shareholders of record at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting. The Company's transfer books will not be closed.

      The Board of Directors of the Company extends a cordial invitation to all shareholders to attend the Annual Meeting, as it is important that your shares be represented at the meeting. Even if you plan to attend the Annual Meeting, you are strongly encouraged to mark, date, sign and mail the enclosed proxy in the return envelope provided as promptly as possible.

      You may revoke your proxy by following the procedures set forth in the accompanying proxy statement. If you are unable to attend, your written proxy will assure that your vote is counted.

                                           By Order of the Board of Directors
                                           /s/ Susan M. Chiarmonte

                                           Susan M. Chiarmonte
                                           SECRETARY


Denver, Colorado
September 21, 2001

                              HATHAWAY CORPORATION
                             8228 PARK MEADOWS DRIVE
                            LITTLETON, COLORADO 80124


                                 PROXY STATEMENT

      This proxy statement and the accompanying proxy card are being furnished to the holders of common stock, no par value ("Common Stock"), of Hathaway Corporation, a Colorado corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the annual meeting of shareholders (the "Annual Meeting") to be held on October 25, 2001 at 2:00 p.m. (Mountain Time) at the Lone Tree Country Club, 9808 Sunningdale Blvd., Littleton, Colorado. The Annual Meeting is called for the purposes set forth in the accompanying notice of annual meeting of shareholders. This proxy statement and the accompanying proxy card were first mailed to shareholders on or about September 21, 2001.

                            QUORUM AND VOTING RIGHTS

      The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast on the matter presented is necessary to constitute a quorum at the Annual Meeting. Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote, and the broker does not have discretionary voting authority. Broker non-votes and abstentions will be counted as shares present in determining whether a quorum is present. The affirmative vote of the holders of two-thirds of the shares of Common Stock entitled to vote at the Annual Meeting is required for the election of directors (Item 1). Since election of directors requires the approving vote to be measured against all shares of Common Stock entitled to vote, withholding authority (including broker non-votes) from that vote is the equivalent of a vote against election of nominated directors. The record date for determination of shareholders entitled to notice of, and to vote at, the Annual Meeting is the close of business on September 6, 2001 (the Record Date). As of the close of business on the Record Date, there were 4,630,587 shares of Common Stock outstanding, each of which is entitled to one vote at the Annual Meeting.

      All shares of Common Stock represented by properly executed proxies will, unless such proxies have been revoked previously, be voted in accordance with the instructions indicated in such proxies. If no such instructions are indicated, such shares will be voted FOR the election of the five nominees for director (Item 1), and in the discretion of the proxy holders on any other matter that may properly come before the Annual Meeting (Item 2). Any holder of Common Stock has the unconditional right to revoke his or her proxy at any time prior to the voting thereof at the Annual Meeting by filing with the Secretary of the Company written revocation of his or her proxy prior to the voting thereof, giving a duly executed proxy bearing a later date, or voting in person at the Annual Meeting. If a shareholder's shares are held by a nominee and the shareholder seeks to vote shares in person at the Annual Meeting, the shareholder must bring to the Annual Meeting a written statement from the nominee confirming the shareholder's beneficial ownership of a stated number of shares and that such shares have not been voted by the nominee. Attendance by a shareholder at the Annual Meeting will not in itself revoke his or her proxy.

      Solicitation of proxies for use at the Annual Meeting may be made in person or by mail, telephone or telegram, by directors, officers and regular employees of the Company. Such persons will receive no special compensation for any solicitation activities. The Company will request banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries to forward solicitation materials to the beneficial owners of Common Stock held of record by such entities, and the Company will, upon the request of such record holders, reimburse reasonable forwarding expenses. The costs of preparing, printing, assembling and mailing the proxy statement, proxy card and all materials used in the solicitation of proxies to shareholders of the Company, and all clerical and other expenses of such solicitation, will be borne by the Company.

                          ITEM 1: ELECTION OF DIRECTORS

      The Company's articles of incorporation and bylaws provide for a board consisting of not less than three and not more than six persons, as such number is determined by the Board of Directors. The board has determined that the board will consist of five directors, all of whom will be elected annually to serve until the next annual meeting of shareholders and until their successors are elected and qualified, or until the director resigns or is otherwise removed.

      All incumbent directors have been nominated to succeed themselves as directors. The affirmative vote of the holders of two-thirds of the shares of Common Stock entitled to vote at the Annual Meeting is required for the election of directors. If the number of votes required for the election of directors is not received, directors will continue in office until the next annual meeting or until resignation or removal. Unless authority is withheld, it is intended that the shares represented by proxy at the Annual Meeting will be voted in favor of the five nominees named below. All nominees have agreed to serve if elected.

      If any nominee becomes unable or unwilling to serve at the time of the Annual Meeting, the shares of Common Stock represented by proxy at the Annual Meeting will be voted for the election of such other person as the Board of Directors of the Company may recommend.


            MANAGEMENT RECOMMENDS A VOTE "FOR" EACH NOMINEE NAMED.

NOMINEES

      The following information concerning the nominees for election as directors has been provided by the respective nominee:


    NAME                 AGE     POSITION WITH THE COMPANY
   -------------------  -----   ---------------------------------------------------
   Eugene E. Prince       69     Chairman of the Board of Directors
   Richard D. Smith       54     President, Chief Executive Officer, Chief Financial
                                   Officer and Director
   Delwin D. Hock         66     Director
   Graydon D. Hubbard     67     Director
   George J. Pilmanis     63     Director

      Mr. Prince has served as a director of the Company since October 1975 and as Chairman of the Board of Directors since January 1981. He served as President of the Company from October 1975 and as Chief Executive Officer from September 1976 until his resignation from those offices on August 13, 1998. He retired from his employment with the Company effective August 31, 1998 but served as a paid consultant through November 1999. Pursuant to his consulting agreement, as long as Mr. Prince owns at least 10% of the issued shares of the Company, the Board of Directors shall nominate him for election to the Board of Directors. If he is elected, the Board of Directors will request that he be nominated for Chairman of the Board of Directors.

      Mr. Smith was appointed President and Chief Executive Officer of the Company on August 13, 1998. He was Executive Vice President from August 1993 until August 1998. Mr. Smith served as Vice-President of Finance from June 1983 to August 1993. He has served as Chief Financial Officer since June 1983. From June 1983 until October 1999, Mr. Smith was the Company's Treasurer and from January 1990 until October 1996, he was the Company's Secretary. He has served as a director since August 1996. Pursuant to Mr. Smith's employment agreement, as long as he is President and Chief Executive Officer of the Company and is willing to serve, the Board of Directors will nominate him for election to the Board.

      Mr. Hock has served as a director of the Company since February 1997. He retired from his position as Chief Executive Officer of Public Service Company of Colorado, a gas and electric utility, in January 1996 and as Chairman of the Board of Directors in July 1997. From September 1962 to
January 1996, Mr. Hock held various management positions at Public Service Company. He serves as a director of J.D. Edwards & Company, Internet Commerce & Communications, Inc. and on six separate entities overseeing the operation of funds in the American Century Investors fund complex.

      Mr. Hubbard has served as a director of the Company since 1991. He is a retired certified public accountant and was a partner of Arthur Andersen LLP, the Company's independent public accountants, in its Denver office for more than five years prior to his retirement in November 1989. Mr. Hubbard is also an author.

      Mr. Pilmanis has served as a director of the Company since 1993. For more than five years he has been chairman and president of Balriga International Corp., a privately held company concerned with business development in the Far East and Eastern Europe.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

      The Board of Directors held four regular meetings and one special meeting during the fiscal year ended June 30, 2001. Each director attended or participated in 75% or more of the total number of meetings of the board held during the period for which he has been a director and all committees of the board on which such director served.

      The Board of Directors has established an Audit Committee and a Compensation Committee, each of which is composed of directors who are not employees of the Company. No nominating committee has been established. The Board of Directors selects the Company's nominees for election to the board. The board will consider nominees recommended by shareholders who meet the requirements for shareholder proposals set forth on the last page of the Proxy Statement.

      The principal responsibilities of the Audit Committee are to make recommendations to the Board of Directors concerning the selection of the firm of independent auditors and the scope of auditing and accounting matters and to consult with the Company's independent auditors regarding auditing and accounting matters. The members of the Audit Committee during the fiscal year ended June 30, 2001 were Messrs. Hock (Chairman), Hubbard and Pilmanis. The members of the Audit Committee are independent as defined in Rule 4200(a)(14) of the National Association of Securities Dealers Listing Standards. The Audit Committee held two meetings during the fiscal year ended June 30, 2001. Representatives from the Company's independent auditors make a presentation annually to the Board of Directors after the completion of the fiscal year end audit. At that time, the entire Board has an opportunity to discuss issues with or ask questions of the auditors.

      The principal responsibility of the Compensation Committee is to make recommendations to the Board of Directors concerning the compensation of the Company's management employees including its executive officer. The members of the Compensation Committee are Messrs. Pilmanis (Chairman) and Hock. The Compensation Committee held one meeting during the fiscal year ended June 30, 2001.

                                EXECUTIVE OFFICER

      Set forth below is information regarding the Executive Officer of the Company.

    NAME                 AGE     POSITION WITH THE COMPANY
   -------------------  -----   ---------------------------------------------------

    Richard D. Smith      54      President, Chief Executive Officer, Chief Financial
                                    Officer and Director

      Information with respect to employment experience is provided above.

INDEBTEDNESS OF MANAGEMENT

      The Company encourages officers and directors to own shares in the Company and has lent money to officers and directors for the purpose of purchasing shares. During fiscal year 2001, Richard D. Smith, Director, President, CEO and CFO had an outstanding loan in the principal amount of $133,652 which he obtained for the purpose of exercising stock options. Interest is payable at the applicable treasury rate which was 6.5% per annum during the first six months and 5.80 % per annum during the last six months. The largest aggregate amount of indebtedness, including accrued interest outstanding during fiscal year 2001 was $141,991. The amount outstanding, including accrued interest, as of September 6, 2001, was $138,565. Mr. Smith paid accrued interest of $8,339 on December 31, 2000. The difference between interest paid by Mr. Smith and interest at a fair market value rate is considered compensation to Mr. Smith.

      The loan described above was made pursuant to an Officer and Director Loan Plan that was approved by shareholders on October 26, 1989. The loan was originally due on October 26, 1998 and was then extended through October 31, 2001. The Board of Directors proposes to authorize an extension of the due date to October 31, 2002 with all other terms of the loan to remain the same. The authorization will be made after October 15, 2001.


      SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table and notes set forth, as of the Record Date (except for Mr. Albert for whom information is provided as of March 16, 2000), the beneficial ownership, as defined by the regulations of the Securities and Exchange Commission, of Common Stock by each person known to the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock (based on the records of the Company's stock transfer agent or a representation by the beneficial owner), each director and nominee, the executive officer and all persons who serve as executive officers and directors of the Company, as a group.

                                        AMOUNT AND NATURE OF
 NAME AND ADDRESS OF BENEFICIAL OWNER  BENEFICIAL OWNERSHIP(1)   PERCENT OF CLASS (2)
 ------------------------------------  -----------------------   --------------------
 Eugene E. Prince....................        922,050(3)                 19.6%
 7560 Panorama Drive
 Boulder, Colorado 80303

 Richard D. Smith....................        442,172(4)                  9.6%
 8228 Park Meadows Drive
 Littleton, Colorado 80124

 Ira Albert..........................        274,300(5)                  5.9%
 1304 SW 160th Avenue, Suite 209
 Ft. Lauderdale, FL 33326

 Delwin D. Hock......................         31,500(6)                   --

Graydon D. Hubbard...................         21,000(7)                   --

 George J. Pilmanis..................          8,000(8)                   --

 Directors and executive
 officers of the
 Company as a group (5 persons)......       1,424,722(9)                28.6%

------------------
(1)   All beneficial ownership is sole and direct unless otherwise noted.

(2)   No percent of class is shown for holdings of less than 1%.

(3) Includes 79,500 shares of Common Stock which Mr. Prince has the right to acquire within 60 days of the Record Date upon exercise of options. Includes 88,800 shares of Common Stock held by the Prince Children's Trusts, of which Mr. Prince's wife is trustee and as to which Mr. Prince disclaims beneficial ownership.

(4) Includes 340,000 shares of Common Stock which Mr. Smith has the right to acquire within 60 days of the Record Date upon exercise of outstanding options and 121,784 shares of Common Stock held by the Company's Employee Stock Ownership Plan ("ESOP") as of the Record Date, as to which Mr. Smith could be deemed to have shared investment power as a trustee of the ESOP, which includes 4,150 shares of Common Stock credited to the ESOP account of Mr. Smith. Includes 12,583 shares of Common Stock held by Smith Family Trust, of which Mr. Smith is trustee.

(5) Based on Schedule 13D filed by Mr. Albert with the Securities and Exchange Commission on or about March 16,

      2000; includes 117,600 shares of Common Stock, held by Albert Investment Associates, L.P., as to which Mr. Albert has sole voting and investment power; includes 133,200 shares of Common Stock held by various accounts as to which Mr. Albert has sole investment power.

(6) Includes 25,500 shares of Common Stock which Mr. Hock has the right to acquire within 60 days of the Record Date upon exercise of outstanding options.

(7) Consists of 21,000 shares of Common Stock which Mr. Hubbard has the right to acquire within 60 days of the Record Date upon exercise of outstanding options.

(8) Consists of 8,000 shares of Common Stock which Mr. Pilmanis has the right to acquire within 60 days of the Record Date upon exercise of outstanding options.

(9) Includes 474,000 shares of Common Stock which directors and executive officers have the right to acquire within 60 days of the Record Date upon exercise of outstanding options and 121,784 shares of Common Stock held by the ESOP as to which Mr. Smith has shared investment power as trustee of the ESOP, which includes 4,150 shares of Common Stock held by the ESOP for the account of Mr. Smith.


                             EXECUTIVE COMPENSATION
COMPENSATION OF DIRECTORS

      The Board of Directors holds four regular full day meetings each year. Through August 2001, non-employee directors received $3,300 per full day meetings of the board, $1,000 for one-half day meetings, $450 per hour for telephone meetings, $1,000 per committee meeting and $1,000 per half day for official travel to locations outside the Denver area. After August 2001, non-employee directors are compensated at the rate of $3,600 per full day meeting of the board, $1,100 for each additional one-half day meeting, $500 per hour for a telephone meeting, $1,100 per committee meeting, and $1,100 per half day for official travel to locations outside the Denver area.

      Board members were compensated at the rate of $250 per hour ($275 per hour after August 2001) for the time spent consulting with the Company at the request of the Board of Directors or the President, preparing minutes of the Audit or Compensation Committees and on special assignment of such committees. During the 2001 fiscal year, Mr. Hock received $500 and Mr. Pilmanis received $250 for preparation of Committee Minutes.

      The Company entered into a Consulting Agreement with Mr. Prince effective after his retirement from employment on August 31, 1998. Under the Agreement, Mr. Prince will provide consulting services to the Company primarily on matters involving the Company's motion control products, but also on other matters as requested by the President. He will be compensated at the rate of $250 per hour. During fiscal 2001, Mr. Prince was not paid for providing any consulting services.

      During fiscal 2001, each non-employee director was granted an option to purchase 15,000 shares of the Company's Common Stock at the quoted market price on the date of grant ($4.83) exercisable over three years in cumulative equal annual segments, starting one year from the date of grant. The options have a seven year term.

INDEMNIFICATION

      The Company indemnifies its directors and officers to the fullest extent permitted by law so they will serve free from undue concern that they will not be indemnified. Indemnification is required under the Company's Bylaws. The Company has also signed agreements with each of its directors contractually obligating the Company to provide the indemnification to them.

SUMMARY OF CASH AND OTHER COMPENSATION OF EXECUTIVE OFFICER

      The following table shows the compensation earned by the Chief Executive Officer (the "Named Executive Officer") of the Company during fiscal year 2001.

                           SUMMARY COMPENSATION TABLE

                                                               LONG - TERM
                                                               COMPENSATION
                                      ANNUAL COMPENSATION         AWARDS
                                    ------------------------  --------------

                                                                SECURITIES
          NAME &                                                UNDERLYING       ALL OTHER
    PRINCIPAL POSITION      YEAR     SALARY       BONUS           OPTIONS       COMPENSATION
 ------------------------  ------  ----------  -------------  --------------  ----------------
 Richard D. Smith           2001    $ 223,125    $ 180,000         90,000       $  17,245  (1)
    President and CEO       2000    $ 206,250    $  42,000         69,000       $  17,547
                            1999    $ 176,481    $       0        100,000       $  17,237

----------------------
(1) All other compensation for Mr. Smith during fiscal year 2001 consists of Company contributions to defined contribution plans of $5,248, Company paid life insurance premiums of $10,845, and interest on a loan to Mr. Smith of $1,152 calculated as the difference between interest accrued and the fair market rate at the time the interest rate was determined.

OPTION GRANTS IN LAST FISCAL YEAR

      The following table provides a summary of all stock options granted during fiscal year 2001 to the Named Executive Officer. It also shows a calculation of the potential realizable value if the fair market value of the Company's shares were to appreciate at either a 5% or 10% annual rate over the period of the option term.

                                                                                 POTENTIAL REALIZABLE
                                                                                   VALUE AT ASSUMED
                                                                                ANNUAL RATES OF STOCK
                                                                                PRICE APPRECIATION FOR
                             INDIVIDUAL GRANTS                                       OPTION TERM
-----------------------------------------------------------------------------  ------------------------
                        NUMBER OF     PERCENT OF
                       SECURITIES   TOTAL OPTIONS
                       UNDERLYING     GRANTED TO    EXERCISE OR
                        OPTIONS      EMPLOYEES IN   BASE PRICE    EXPIRATION
  NAME                 GRANTED (1)   FISCAL YEAR    ($/SH) (2)       DATE         5%($)       10%($)
  ----                 -----------  -------------  ------------  ------------  -----------  ----------
  RICHARD D. SMITH       90,000         19.9          $4.83       10/26/2007     $176,967    $412,407

---------------
(1) The options granted have a seven year term and were immediately exercisable. The grants permit the exercise of options in exchange for shares of the Company's common stock as well as for cash. In connection with a merger, sale of assets, share exchange, or change of control of the Company, the Committee may allow surrender for cash, substitution or cancellation.

(2) Exercise price was established at quoted market price for company shares on the date of grant.

      See discussion under COMPENSATION COMMITTEE REPORT regarding new options granted to Mr. Smith subsequent to fiscal year 2001.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

        The following table sets forth information regarding option exercises during the 2001 fiscal year and unexercised stock options held as of the 2001 fiscal year end by the Named Executive Officer:

                                                                              VALUE OF UNEXERCISED
                                                NUMBER OF UNEXERCISED             IN-THE-MONEY
                       SHARES        VALUE     OPTIONS AT FY - END (#)     OPTIONS AT FY - END ($)(1)
                     ACQUIRED ON   REALIZED   --------------------------   --------------------------
 NAME                EXERCISE (#)     ($)     EXERCISABLE  UNEXERCISABLE   EXERCISABLE  UNEXERCISABLE
                     ------------  ---------  -----------  -------------   -----------  -------------
 RICHARD D. SMITH         0           $ 0        340,000         0           $ 401,438        $ 0


Fair market value of unexercised in-the-money options at fiscal year end is based on the closing price of $3.75 of Common Stock on June 29, 2001.

LONG-TERM INCENTIVE PLANS - AWARDS IN LAST FISCAL YEAR

      Long-term incentives are provided through stock option grants. See the discussion under COMPENSATION COMMITTEE REPORT.

EMPLOYMENT AGREEMENTS WITH EXECUTIVE OFFICER

      The Company has an Employment Agreement with Richard D. Smith which became effective August 13, 1998 for an initial term of five years and continues subsequently on a year-to-year basis unless the Company or the officer gives termination notice at least 60 days prior to expiration of the initial or subsequent terms.

      BASE SALARY. The Agreement provides a base salary of not less than $210,000 for Mr. Smith, and may be reviewed annually for increase on a merit basis. Mr. Smith's salary was increased to $225,000 in August 2000 and to $235,000 in August 2001.

      ANNUAL INCENTIVE PLAN. Annual incentive bonuses are paid based on achieving performance criteria established annually by the Board of Directors. The performance criteria will recognize the overall financial performance of the Company or the performance of its separate segments and the improvements made in financial results. See discussion under COMPENSATION COMMITTEE REPORT.

      LONG-TERM INCENTIVE PLAN PAYMENT. The Company utilizes stock options for long-term incentives based on criteria described in the COMPENSATION COMMITTEE REPORT.

      OTHER  PROVISIONS.   Mr.  Smith   participates  in  other  benefits  and
perquisites as are generally provided by the Company to its employees. In addition, the Company provides Mr. Smith with $500,000 of life insurance and an automobile.

      In the event of death, disability or termination by the Company prior to a change in control, other than for cause, the Agreement with Mr. Smith provides for limited continuation of salary and insurance benefits and for bonus prorations or settlements.

CHANGE IN CONTROL ARRANGEMENTS

      In 1989 the Company entered into an agreement with Mr. Smith pursuant to which, upon termination by the Company (other than for cause as defined in the Agreement) or by Mr. Smith for good reason (as defined in the Agreement) within 90 days prior to or 24 months following a change in control of the Company, he is entitled to receive a severance payment equal to 2.5 times the sum of current annual base salary plus the amount paid under the Annual Incentive Plan for the preceding fiscal year, an allocation for incentive compensation for the current year up to the date of termination and two year continuation of insurance benefits. The agreement expires on December 31 of each year, however, it is extended automatically on January 1 of each year for a term of two years, unless notice of non-renewal is given by the Company not later than the September 30 immediately preceding renewal. The Company has similar agreements (providing lower severance multiples) with other key executives. The change in control agreements are applicable to a change in control of the Company or of the subsidiary or division for which the executive is employed and require the key executives to remain in the employ of the Company for a specified period in the event of a potential change in control of the Company and provide employment security to them in the face of current pressures to sell the

Company or in the event of take-over threats, so that they can devote full time and attention to the Company's efforts free of concern about discharge in the event of a change in control of the Company. These agreements are common at other public companies. They are not excessive and are within industry standards. In fiscal year 2001, the Board of Directors considered termination of these agreements and determined that the reasons for executing change in control agreements continue to be valid and concluded that notices of non-renewal would not be in the best interests of shareholders.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      During fiscal year 2001 the Compensation Committee was comprised of Messrs. Pilmanis and Hock who are both non employees. See the caption EXECUTIVE COMPENSATION - COMPENSATION OF DIRECTORS for information concerning compensation paid to directors for attending and participating in board and committee meetings and special assignments.

      Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this proxy statement, in whole or in part, the following report and the performance graph on page 8 shall not be incorporated by reference into any such filings.


                         COMPENSATION COMMITTEE REPORT

      Base salary for the chief executive officer is reviewed annually in relation to corporate performance. As a result of achievements in the Company's performance for fiscal year 2001, an increase of 4% was recommended for Mr. Smith in August 2001.

      In establishing target levels of achievement for Mr. Smith's Annual Incentive Plan, the Committee reviews past Company operating results as well as forecasts and plans for the ensuing year. For fiscal 2001 the target levels were to achieve a 25% increase in corporate pretax net income over fiscal 2000. Actual pretax income in 2001 increased nearly 80%. Based on the established achievement levels, the committee recommended a bonus of $180,000 or 80% of salary to Mr. Smith for fiscal 2001.

The Company's long-term incentive program is based on stock options. In making its recommendations for grants of stock options, the Committee considers, among other things, Mr. Smith's responsibilities and his efforts and performance in relation to the business plan and forecast. It also considers development of the Company's products, performance of the Company's products in the marketplace, impact of the Company's products and product development on future prospects for the Company, market performance of the Company's common stock, the relationship between the benefits of stock options and improving shareholder value, the current level of stock options held, the shares available for option and the total shares under option grants. The committee also considers customary business practices and long-term incentive plan benefits granted in comparison to such benefits provided to other executives in similar positions. In August 2000, the committee considered granting options to Mr. Smith in recognition of his performance for fiscal 2000, but recognized that no options were available under the Company's option plans for grant to Mr. Smith at that time. In October 2000, the shareholders of the Company voted to approve a new stock option plan and the board of directors then approved the grant to Mr. Smith of an immediately exercisable option to purchase 90,000 shares of the Company's common stock at the quoted market price on the date of grant ($4.83). In August 2001, in recognition of his performance for fiscal 2001, Mr. Smith was granted an immediately exercisable option to purchase an additional 90,000 shares of the Company's Common Stock at the quoted market price on the date of grant ($3.20).

                                                        GEORGE J. PILMANIS
                                                        DELWIN D. HOCK

                                PERFORMANCE GRAPH

      The following performance graph reflects change in the Company's cumulative total stockholder return on common stock as compared with the cumulative total return of the NASDAQ Stock Market Index and the NASDAQ Measuring and Controlling Devices Index for the period of five fiscal years ended June 30, 2001.


                                    [GRAPH]


----------------------------- -------  -------  -------  -------  -------  ------
                              6/30/96  6/30/97  6/30/98  6/30/99  6/30/00  6/3/01
                              -------  -------  -------  -------  -------  ------
HATHAWAY CORPORATION            100       81       58       48      139       97
NASDAQ (U.S.)                   100      122      160      230      340      185
NASDAQ MEASURING DEVICES        100      127      101      144      334      219
----------------------------- -------  -------  -------  -------  -------  ------

                       SECTION 16 (a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more than ten percent of the Company's Common Stock to report their ownership and any changes in that ownership to the Securities and Exchange Commission. The Company believes that all Section 16(a) filing requirements applicable to its directors, executive officers and greater than ten percent beneficial owners have been met except that a Form 5 for one director was filed one day late.


                          INDEPENDENT PUBLIC ACCOUNTANT

      Arthur Andersen LLP served as independent auditors of the Company for the fiscal year ended June 30, 2001. A representative of Arthur Andersen LLP is expected to be present at the Annual Meeting. He will have an opportunity to make a statement if he so desires, and is expected to be available to respond to appropriate questions.

      The Audit Committee of the Board of Directors has not yet made a recommendation to the Board of Directors with respect to the selection of independent certified public accountants for fiscal 2002.

                             AUDIT COMMITTEE REPORT

      The Audit Committee of the Board of Directors is composed of three non-employee directors of the Company. All members are independent as defined in the applicable New York Stock Exchange listing standards. The Committee held two meetings during fiscal year 2001.

      The Audit Committee is governed by a written charter adopted on May 3, 2000. The Audit Committee Charter was included as Exhibit "C" to the fiscal year 2000 Proxy Statement dated September 21, 2000.

      In connection with the June 30, 2001 financial statements, the Audit Committee has (1) reviewed and discussed the audited financial statements with management; (2) discussed with the independent auditors the matters required to be discussed by SAS 61; (3) received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and (4) discussed with the independent accountant their independence.

      Based on the review and discussions referred to in items (1) through (4) of the above paragraph, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2001 for filing with the Securities and Exchange Commission.

      The Audit Committee has considered whether the provision of services covered in Items 9(e)(2) and (e)(3) of schedule 14A under the Securities Exchange Act of 1934 is compatible with maintaining the independence of Arthur Andersen LLP. The Committee believes that the fees billed by Arthur Andersen LLP for the services set forth below are compatible with Arthur Andersen LLP maintaining its independence as the Company's principal accountant.

AUDIT FEES

      The aggregate fees billed or expected to be billed by Arthur Andersen LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended June 30, 2001 and for the reviews of the financial statements included in the Company's Quarterly Reports on Forms 10-Q for the fiscal year 2001 are $73,020.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

      There were no fees billed by Arthur Andersen LLP for the fiscal year 2001 for the professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X.

ALL OTHER FEES

        The aggregate fees billed or expected to be billed for professional services rendered to the Company by Arthur Andersen LLP, other than for services described above, for fiscal 2001 are $28,486.


                                                      DELWIN D. HOCK
                                                      GRAYDON D. HUBBARD
                                                      GEORGE J. PILMANIS


                              ITEM 2: OTHER MATTERS

      The Board of Directors knows of no business to be presented for action at the Annual Meeting except as described above. However, if other matters are properly presented for a vote, the proxies will be voted upon such matters (including matters incident to the conduct of the meeting) in accordance with the judgment of the persons acting under the proxies.

                                 ANNUAL REPORT

      The Company's Annual Report for the year ended June 30, 2001 has been mailed to shareholders with this Proxy statement.


                  SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

      Shareholders' proposals for the 2002 annual meeting of shareholders must be submitted in writing to the Secretary of the Company at the address of the Company set forth on the first page of this Proxy Statement no later than May 24, 2002 in order to be presented at the annual meeting or be considered for inclusion in the Company's 2002 proxy statement and proxy card.


             PLEASE SIGN, DATE AND MAIL PROMPTLY THE ENCLOSED PROXY.

                                                            HATHAWAY CORPORATION
September 21, 2001

                              HATHAWAY CORPORATION
                             8228 PARK MEADOWS DRIVE
                            LITTLETON, COLORADO 80124

     The undersigned hereby appoints Eugene E. Prince and Richard D. Smith, or either of them, proxies of the undersigned, each with the power of substitution, and hereby authorizes them to vote, as designated below, all the shares of common stock, no par value, of the undersigned at the annual meeting of shareholders of Hathaway Corporation (the "Company") to be held on October 25, 2001, and at all adjournments thereof, with respect to the following:

Item 1. ELECTION OF DIRECTORS - Nominees of the Board:

     E. E. Prince, R. D. Smith, D. D. Hock, G.D. Hubbard, and G. J. Pilmanis,

     / / FOR all nominees (except as              / / WITHHOLD AUTHORITY
         indicated to the contrary below).            to vote for all nominees.

     INSTRUCTIONS: To withhold authority to vote for any individual nominee, print that nominee's name in the space provided below. IF AUTHORITY TO VOTE FOR NOMINEES IS NOT EXPRESSLY WITHHELD, IT SHALL BE DEEMED GRANTED.


     ----------------------------------------------------------------------

Item 2. OTHER MATTERS - In the proxies discretion on such other business matters as may properly come before the Annual Meeting.


     THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY, AND MAY BE REVOKED PRIOR TO ITS EXERCISE. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED ABOVE BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, IT WILL BE VOTED FOR THE NOMINEES NAMED IN ITEM 1, AND IN THE PROXIES' DISCRETION ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.


                                        ----------------------------------------

                                        By:
                                           -------------------------------------


                                        Your signature should appear exactly as
                                        your name appears in the space at the
                                        left. For joint accounts, all owners
                                        should sign. When signing in a fiduciary or representative capacity, please give your full title as such.

                                        Date: _______________________, 2001



    PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED POSTAGE PAID ENVELOPE
                            AS PROMPTLY AS POSSIBLE.